SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 5, 2001
(Date of earliest event reported)

                                   UAL CORPORATION
                    (Exact name of registrant as specified in its charter)

                     Delaware                  1-6033          36-2675207
   (State or other jurisdiction       (Commission      (I.R.S. Employer
            of incorporation)              File Number)     Identification No.)
1200 Algonquin Road, Elk Grove Township, Illinois              60007
     (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code          (847) 700-4000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

United Air Lines, Inc. (the "Company") is furnishing herewith certain operating information during the first quarter 2001 and current expectations for future performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              UAL CORPORATION
                                                    By:         /s/ Francesca M. Maher
                                                    Name:    Francesca M. Maher
                                                    Title:      Senior Vice President,
                                                                 General Counsel and
                                                                 Secretary

Dated:     April 5, 2001